FIRST AMENDMENT
                                       TO
                         SEVERANCE AGREEMENT AND RELEASE


         THIS FIRST AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE (this "AMENDMENT") is effective as of November 15, 2000 by and between LMKI, Inc., a Nevada corporation ("EMPLOYER"), and William Kettle ("EMPLOYEE").

                                 R E C I T A L S

         A. Employer and Employee are parties to that certain Severance Agreement and Release dated effective August 8, 2000 (the "AGREEMENT") pursuant to which, among other things, Employee resigned as an officer and director of Employer, Employer agreed to make certain severance payments and Employer agreed to certain terms regarding the payment of outstanding Notes to from Employer to Employee (the "Notes").

         B. Employer and Employee now desire to amend the Agreement.

         NOW, THEREFORE, in accordance with the foregoing recitals, and AS CONSIDERATION FOR the mutual covenants and agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, Employer and Employee hereby agree as follows:

         1. AMENDMENT TO THE AGREEMENT. The following changes, modifications, additions or deletions are hereby made to the provisions of the Agreement set forth below:

                  (a) ACKNOWLEDGEMENT OF SEVERANCE PAYMENTS. On or about August 14, 2000, Employer paid to Employee $100,000. Employee and Employer acknowledge and agree that such payment shall be deemed and is prepayment of ten (10) months of the severance payment obligations of Employer under Section 2 of the Agreement.

                  (b) RESTATED SECTION 3. Section 3 of the Agreement is deleted in its entirety and replaced with the following:

                  "EMPLOYEE AND EMPLOYER HEREBY AGREE TO MODIFY AND AMEND THE PROMISSORY NOTES DATED ON VARIOUS DATES FROM MAY 20, 1999 THROUGH JULY 7, 2000, TO PROVIDE AS FOLLOWS:

                  (a) THE PRINCIPAL AMOUNT OF THE PROMISSORY NOTE SHALL BE FIXED AND AGREED TO BE $1,727,785.00 AT NOVEMBER 15, 2000, WHICH INCLUDES ALL ACCRUED AND UNPAID INTEREST (THE "OUTSTANDING NOTE AMOUNT");

                  (b) THE PRINCIPAL AMOUNT OF THE PROMISSORY NOTE AND ACCRUED INTEREST THEREON SHALL BE OFFSET BY THE BALANCE DUE TO LMKI, INC. FROM SPEEDSL OF $600,000.00 WHICH REPRESENTS ALL AMOUNT DUE AS OF NOVEMBER 15, 2000 (OTHER THAN CHARGES FOR ROUTERS AND INTERNAL WIRING, IN AN AMOUNT TO BE MUTUALLY AGREED BETWEEN SPEEDSL AND LMKI);

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

                  (c) THE PRINCIPAL AMOUNT SHALL BE INCREASED BY THE AMOUNT OF THE PURCHASE PRICE FOR THE CONTRIBUTED SHARES (DEFINED BELOW);

                  (d) THE PROMISSORY NOTE SHALL BEAR INTEREST AT AN ANNUAL RATE OF EIGHT PERCENT (8%) SIMPLE INTEREST FROM THE DATE HEREOF;

                  (e) THE PRINCIPAL AMOUNT OF THE PROMISSORY NOTE AND ACCRUED INTEREST THEREON SHALL BE PAYABLE AS FOLLOWS;

                           DATE                         AMOUNT
                           ----                         ------

                  DECEMBER 15, 2000                     $125,000.00

                  JANUARY 15, 2001                      $250,000.00

                  FEBRUARY 15, 2001                     $250,000.00

                  MARCH 15, 2001                        $250,000.00

                  APRIL 15, 2001                        $250,000.00

                  MAY 15, 2000                          $250,000.00

                  JUNE 15, 2000                         $250,000.00

                  JULY 15, 2000                         $250,000.00

                  AUGUST 15, 2001                       $252,785.00

                  SEPTEMBER 15, 2001                    ALL ACCRUED INTEREST.

                           ALL PAYMENTS SHALL BE ALLOCATED FIRST TO THE
                           REPAYMENT OF THE PRINCIPAL AND ACCRUED INTEREST RELATING TO THE OUTSTANDING NOTE AMOUNT, AND THEREAFTER TO THE PURCHASE PRICE FOR THE CONTRIBUTED SHARES.

                  (f) THE PROMISSORY NOTE SHALL BE SECURED BY THE PLEDGE OF 5,000,000 SHARES OF EMPLOYER COMMON STOCK PURSUANT TO A STOCK PLEDGE AGREEMENT IN THE FORM OF EXHIBIT B HERETO; AND

                  (e) PAYMENT OF THE PROMISSORY NOTE SHALL BE SUBORDINATED TO EMPLOYER'S PAYMENT OBLIGATIONS UNDER THE FAR EAST NATIONAL BANK LOAN DOCUMENTS. LMKI SHALL USE ITS BEST EFFORTS TO OBTAIN A WAIVER FROM FAR EAST NATIONAL BANK TO PERFORM ITS OBLIGATIONS TO EMPLOYER UNDER THIS AMENDMENT.

                  EMPLOYER SHALL DELIVER THE AMENDED PROMISSORY NOTE PRIOR TO NOVEMBER 30, 2000."

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

                  (c) RESTATED SECTION 4. Section 4 of the Agreement is deleted in its entirety and replaced with the following:

                  "SECTION 4. CONTRIBUTION OF STOCK AND OPTIONS; SECURED PROMISSORY NOTE.

                           (a) CONTRIBUTION OF STOCK AND OPTIONS. EXCEPT THE
                  "RETAINED SHARES" AND THE "GIFTED SHARES," EACH DEFINED BELOW, EMPLOYEE HEREBY CONTRIBUTES TO EMPLOYER FOR CANCELLATION AND TERMINATION ALL SHARES OF CAPITAL STOCK, AND ALL OPTIONS OR OTHER RIGHTS TO ACQUIRE ANY SHARES OF CAPITAL STOCK OF EMPLOYER, OWNED BY EMPLOYEE OR ANY ENTITY OWNED, CONTROLLED OR OF WHICH EMPLOYEE IS A BENEFICIAL OWNER OR NAMED BENEFICIARY CURRENTLY ESTIMATED TO BE 12,000,000 (THE "CONTRIBUTED SHARES"). EMPLOYEE SHALL BE ENTITLED TO RETAIN 2,000,000 SHARES OF COMMON STOCK (THE "RETAINED SHARES"). WITHIN FIVE DAYS AFTER EXECUTION OF THIS AMENDMENT, EMPLOYEE SHALL DELIVER ALL CERTIFICATES, AGREEMENTS OR OTHER INSTRUMENTS REPRESENTING OR EVIDENCING THE CONTRIBUTED SHARES, DULY ENDORSED FOR ASSIGNMENT OR ACCOMPANIED BY A STOCK ASSIGNMENT. IF SUCH CERTIFICATES, AGREEMENTS OR INSTRUMENTS ARE NOT DELIVERED WITHIN FIVE DAYS AFTER THE EXECUTION OF THIS AMENDMENT, THEN EMPLOYEE AGREES THAT EMPLOYER MAY CANCEL SUCH CERTIFICATES, AGREEMENTS OR INSTRUMENTS AND INSTRUCT ITS TRANSFER AGENT TO TERMINATE SUCH CERTIFICATES ON ITS BOOKS AND RECORDS. EMPLOYEE REPRESENTS AND WARRANTS THAT IT HAS ALL RIGHTS, TITLE AND INTEREST IN AND TO THE CONTRIBUTED SHARES, AND THAT NO OTHER PERSON, GROUP OR ENTITY HAS ACQUIRED ANY RIGHT, TITLE OR INTEREST THEREIN. EMPLOYEE'S SPOUSE SHALL EXECUTE A SPOUSAL CONSENT IN THE FORM ATTACHED HERETO.

                           (b) GIFTED SHARES. NOTWITHSTANDING SUBSECTION 4(a)
                  ABOVE, EMPLOYER SHALL BE PERMITTED TO GIFT TO SPEEDSL 971,000 SHARES OF LMKI COMMON STOCK, PROVIDED THAT SPEEDSL SHALL AGREE IN WRITING NOT TO SELL MORE THAN 5,000 SHARES ON ANY DAY. LMKI MAY TAKE REASONABLE MEASURES TO ENFORCE THE SALES LIMITATIONS AGREED TO BY SPEEDSL.

                           (c) PURCHASE PRICE. IN CONSIDERATION OF EMPLOYEE'S
                  CONTRIBUTION OF THE CONTRIBUTED SHARES AND AS PAYMENT IN FULL OF ALL OTHER AMOUNTS OWED TO EMPLOYEE, EMPLOYER SHALL PAY AN AGGREGATE AMOUNT OF $1,000,000, WHICH AMOUNT SHALL BE ADDED TO THE PROMISSORY NOTE. "

                  (d) INCREASE IN ATTORNEYS FEES. Upon execution of this Amendment, LMKI shall pay to Employee $10,000.00 to reimburse Employee for legal fees incurred in connection with this Amendment.

                  (e) ATTORNEYS FEES. In the event of any litigation or arbitration relating to or arising from this Amendment or the Severance Agreement and Release, the losing party in such litigation or arbitration shall pay the attorneys fees and costs incurred by the prevailing party.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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

                  (f) Disparaging Publications. Employer agrees that it will not publish any disparaging remarks regarding Employee and will, for a period of one year from the date hereof, use commercially reasonable efforts to cause third parties to cease publishing any disparaging remarks about Employee relating to his past position or relationship with Employer.

         2. NO OTHER CHANGES. Except as expressly provided in this Amendment, the other terms and conditions of the Agreement remain the same and in full force and effect.

         3. REPRESENTATION OF LMKI. In connection with the repurchase of Employee's shares of LMKI common stock and options, LMKI represents to Employee that LMKI has not made any untrue statement of any material fact, or omitted any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         IN WITNESS WHEREOF, Employer and Employee have executed this Amendment to be effective as of the date first written above.

"EMPLOYER":                                  "EMPLOYEE":

LMKI, Inc.,
a Nevada corporation


By:  /S/ Bryan Turbow                        /s/ William Kettle
   -----------------------------------       -----------------------------------
         Bryan Turbow,                       William Kettle
         CEO




     [SIGNATURE PAGE TO FIRST AMENDMENT TO SEVERANCE AGREEMENT AND RELEASE]

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